UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2009

Global Biotech Corp.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

5800 Metropolitan Blvd E
Suite 328
Montreal, Quebec H1S 1A7

98-0229951
(Commission file no.)	(IRS Employer Identification No.)

Montreal, Quebec

(Address of principal executive offices and zip code)

Company’s telephone number, including area code: (514) 333-4545

Item 3.03 Material Modifications to Rights of Security Holders

On June 16, 2009, Global Biotech Corp was cleared for trading on the OTC:BB by FINRA. The Company will be traded under the symbol GBIQ.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 29,2009

Global Biotech Corp
By: /s/ Louis Greco
Name: Louis Greco, President
      /s/ Perry Choiniere
Name: Perry Choiniere, Chief Financial Officer